UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 12, 2015

INDEPENDENCE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54323

(Commission file number)

20-3866475

(I.R.S. Employer Identification No.)

219 Chemin Metairie Road, Youngsville, La 70592

(Address of principal executive offices)(Zip Code)

(337) 269-5933

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End.

On October 12, 2015, Independence Energy Corp. (the “Company”) filed Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) with the Secretary of State of the State of Nevada to, among other things, change the Company’s name from “Independence Energy Corp.” to “RedHawk Holdings Corp.” (the “Name Change”).

In addition to the Name Change, the Amended and Restated Articles also: (1) increase the Company’s authorized shares of common stock from 375,000,000 shares of common stock to 450,000,000 shares of common stock, par value $0.001 per share, (2) authorize up to 5,000 shares of preferred stock with a par value of $1,000.00 per share, which may be issued from time to time in one or more series by the Company’s Board of Directors with such powers, designations, preferences, privileges and other terms as may be determined by the Company’s Board of Directors, and (3) remove certain provisions specifying (i) the names and addresses of the Company’s initial Board of Directors and Incorporator, which are no longer required to be specified in the Company’s Articles of Incorporation, and (ii) the size of the Company’s Board of Directors, which will now be specified in the Company’s Bylaws. The Amended and Restated Articles became effective on October 13, 2015.

A copy of the Amended and Restated Articles is filed as Exhibit 3.1 with this Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

In addition, on October 16, 2015, the Company issued a press release announcing the Name Change and that it is waiting for regulatory approval to begin trading under the symbol HAWC.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and Exhibit 99.1 is being “furnished” to the U.S. Securities and Exchange and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits
3.1	Amended and Restated Articles of Incorporation of RedHawk Holdings Corp. filed October 12, 2015.
99.1	Press release of Independence Energy Corp. dated October 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2015	Independence Energy Corp.
	By:	/s/ Daniel J. Schreiber
	Name:	Daniel J. Schreiber
	Title:	Chairman of the Board and Director